                                                                   Exhibit 10.16


                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

Extension and Sixth Amendment Agreement made and entered into on the date expressed at the end of this document by and between the BOARD OF EDUCATION OF THE CITY OF NEW YORK ("B0E"), 110 Livingston Street, Brooklyn, New York 11201, and the Contractor whose signature appears at the end of this document (the "Contractor").

                                   WITNESSETH:

In consideration of the following stipulations, terms and conditions, the parties to this Extension and Sixth Amendment Agreement further agree as follows:

      WHEREAS, in 1979 the BOE publicly solicited competitive bids for the transportation of regular education pupils under Contract Serial No. 0065, Contract Serial No. 0075 and Contract Serial No. 8107; and,

      WHEREAS, in 1986 the BOE publicly solicited competitive bids for transportation of open enrollment pupils and pupils attending regular classes in public and non-public schools under Contract Serial No. 9888; and,

      WHEREAS, the Contractor submitted a bid(s) under one or more of the aforementioned contract serial numbers and was duly awarded a contract(s) including certain Employee Protection Provisions for the transportation of regular education pupils; and,

      WHEREAS, the original terms of all contracts under Serial Nos. 0065, 0075, and 8107 would have expired on June 30, 1983 unless extended, and Section 305, Paragraph 14 (a) of the State Education Law authorizes extensions and provides a method for appropriate payment increases; and,

      WHEREAS, in 1983 the BOE and the Contractors agreed to amend and extend all Serial Nos. 0065, 0075 and 8107 contracts through June 30, 1986; and,

      WHEREAS, in 1986 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0065, 0075 and 8107 contracts through June 30, 1989; and,

      WHEREAS, in 1989 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0065, 0075 and 8107 contracts through June 30, 1992; and,

      WHEREAS, the original terms of all contracts under Serial No. 9888 who would have expired in June 30, 1991, unless extended; and State Education Law
Section 305, Subdivision 14(a) allows extensions and provide a method for appropriate vehicle rate increase; and,

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

      WHEREAS, in 1991, the BOE and the Contractors agreed for the first time to amend and extend contracts under Serial No. 9888 through June 30, 1994; and,

      WHEREAS, in 1991, the BOE Office of Auditor General ("OAG") commenced a currently continuing review and audit of annual rate increases paid to contractors during the school years 1986-87 through 1994-95 pursuant to provisions in previous and existing Extension and Amendment Agreements as allowed by State Education Law Section 305, Sub-division 14(a); and, this review has resulted in the release of preliminary findings which have proposed various adjustments to the daily rates per vehicle of many contractors as well as the recovery of alleged overpayments to some of the contractors during the affected period; and,

      WHEREAS, some of the contractors have instigated litigation in the Supreme Court of the State of New York in New York County under the Index No. 20841/92 (IAS Part 17, Justice Goodman) to prevent the BOE from acting upon the OAG's findings to adjust daily vehicles rates prospectively and to recover alleged overpayments, which litigation is still pending either judicial resolution or settlement, and which the Contractor does hereby agree, confess, acknowledge and stipulate that he/she/it has been apprised fully of such litigation; and,

      WHEREAS, in 1992 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0065, 0075 and 8107 contracts through June 30, 1995; and,

      WHEREAS, in 1994 the BOE and the Contractors agreed to amend and extend further contracts under Serial No. 9888, by which such contracts have been extended through June 30, 1997; and,

      WHEREAS, in 1995 the City of New York, the BOE, the Contractors, and delegates of the Amalgamated Transit Union, Local Division 1181-1061, the Transit Workers' Union, Local 100, and various other labor organizations that represent school bus workers entered into negotiations to deal with the increasing costs of school bus service in the face of markedly diminished City and school district financial resources; and, the City of New York, the BOE, the Contractors, and the labor organizations reached an accord that averted the possibility of school bus service interruptions and that produced significant prospective cost savings for the City and the BOE; and,

      WHEREAS, the BOE now determines that contracts under Serial Nos. 0065, 0075, 8107 (sixth amendment of Serial Nos. 0065, 0075 and 8107) and 9888 (third amendment of Serial No. 9888) should be still further amended and extended, and the Contractor does hereby so agree, acknowledge and stipulate; and,

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

      WHEREAS, the parties mutually desire to make this extension agreement and amendment to the aforesaid contracts as heretofore amended and extended ("the Contract");

      NOW THEREFORE, the parties whose names and signatures appear at the end of this document do hereby further agree and covenant as follows:

(A) (1) TERM OF EXTENSION AGREEMENT. All references to the termination of the Contract, by whatever terminology, shall be deemed hereafter to read "June 30, 2000, unless further extended;" provided however, that if, prior to 5:00 P.M. on December 19, 1995, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1996, the Contract shall so terminate; and, provided further, that if the Contractor has not, in December 1995, exercised the option to terminate, then if prior to 5:00 PM on December 19, 1996, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1997, the Contract shall so terminate; and provided further that if the Contractor shall not have exercised an option to terminate, then if prior to 5:00 PM on December 19, 1997, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1998, the Contractor shall so terminate; and provided further that if the Contractor shall not have exercised an option to terminate, then if prior to 5:00 PM on December 19, 1998, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1999, the Contractor shall so terminate; and, provided still further, that the Contractor's aforementioned December option to terminate effective June 30th next succeeding may be exercised by a Contractor only if the Contractor demonstrates that its insurance premiums including any Automobile Insurance Plan (AIP) surcharges and excess pass-along costs for the minimum liability coverage required by the Contract will have increased as of January 1, 1995 more than six-percent (6%) over the January 1, 1994 premiums, and as of January 1, 1996 more than seven percent (7%) over the January 1, 1995 premiums and as of January 1, 1997, more than (7%) over the January 1, 1996, premiums and as of January 1, 1998, more than (7%) over the January 1, 1997 premiums.

     (2) To be effective the Contractor's Notice of Exercise of the Option to Terminate must be received at the Office of the Director of the Office of Pupil Transportation, in writing signed by the Contractor, by the date and time specified.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     (3) If the Contractor fails to comply strictly with the above requirements the Contract shall continue without interruption.

(B) ARTICLE V - A entitled "PAYMENT DURING PERIOD OF EXTENSION," will be further amended to read as follows for the term of this Extension and Amendment
Agreement:

            "V - A. "PAYMENT DURING PERIOD OF EXTENSION"

     (1) Notwithstanding the provisions of Article V, during this Extension Period, the daily rate per vehicle will be deemed to be adjusted each year according to the following formulae subject to the Director's approval of all or any portion(s) of the Contractor's claims in the below described annual Cost Justification Financial Statements:

          (a) (1) For Contracts under Serial Nos. 0065, 0075, and 8107 during the Thirteenth Extension Year of July 1, 1995 through June 30, 1996, the Contractor's daily rates per vehicle shall be equal to ninety-eight-and-one-half per cent (98.5%) of the daily rates per vehicle provided in extension and amendment agreements of the Contracts which had been in effect for the Twelfth Extension Year of July 1, 1994 through June 30, 1995.

               (2) For Contracts under Serial No. 9888 during the Fifth Extension Year of July 1, 1995 through June 30, 1996, the Contractor's daily rates per vehicle shall be equal to ninety-eight-and-one-half per cent (98.5%) of the daily rates per vehicle provided in extension and amendment agreements of the Contracts which had been in effect for the Fourth Extension Year of July 1, 1994 through June 30, 1995.

          (b) (1) For Contracts under Serial Nos. 0065, 0075, and 8107 during the Fourteenth Extension Year of July 1, 1996 through June 30, 1997, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1996 shall have increased over the Consumer Price Index as of May 1995;

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES


                    (ii) two-and-two-tenths percent (2.2%) over the base daily rates per vehicle paid during the Thirteenth Extension Year of July 1, 1995 through June 30, 1996; or,

                    (iii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Extension Year of July 1, 1995 through June 30, 1996 shall have increased over the Contractor's actual costs during the Extension Years of July 1, 1993 through June 30, 1994.

            (2) For Contracts under Serial No. 9888 during the Sixth Extension Year of July 1, 1996 through June 30, 1997, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1996 shall have increased over the Consumer Price Index as of May 1995;

                    (ii) two-and-two-tenths per cent (2.2%) over the base daily rates per vehicle paid during the Fifth Extension Year of July 1, 1995 through June 30, 1996; or,

                    (iii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Fifth Extension Year of July 1, 1995 through June 30, 1996 shall have increased over the Contractor's actual costs during the Third Extension Year of July 1, 1993 through June 30, 1994, plus the percentage of the Contractor's actual cost increases from the Second Extension Year of July 1, 1992 through June 30, 1993 to the Third Extension Year of July 1, 1993 through June 30, 1994.(1)

----------
     (1) This "cost carry-forward" is permitted to the extent that such percentage has not yet been absorbed by any previous rate augmentation, and it is allowed because of the daily rate freeze, i.e., zero percent (0%) increase, during the Fourth Extension Year of July 1, 1994 through June 30, 1995.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          (c) (1) For Contracts under Serial Nos. 0065, 0075, and 8107 during the Fifteenth Extension Year of July 1, 1997 through June 30, 1998, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1997 shall have increased over the Consumer Price Index as of May 1996;

                    (ii) two-and-six-tenths percent (2.6%) over the base daily rates per vehicle paid during the Fourteenth Extension Year of July 1, 1996 through June 30, 1997; or,

                    (iii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Fourteenth Extension Year of July 1, 1996 through June 30, 1997 shall have increased over the Contractor's actual costs during the Thirteenth Extension Year of July 1, 1995 through June 30, 1996, plus the percentage of the Contractor's actual cost increases from the Thirteenth Extension Year of July 1, 1995 through June 30, 1996 over the Eleventh Extension Year of July 1, 1993 through June 30, 1994 to the extent that such percentage exceeded two-and-two-tenths percent (2.2%) and was consequently disallowed for the Fourteenth Extension Year of July 1, 1996 through June 30, 1997.(2)

            (2) For Contracts under Serial No. 9888, during the Seventh Extension Year of July 1, 1997 through June 30, 1998, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase:

----------
     (2) This "cost carry-forward" is allowed only for that percentage of the Contractor's cost increases from the Thirteenth over the Eleventh Extension Years that exceeded two-and-two-tenths percent (2.2%) and because of such a low fixed rate hike cap.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

                    (i) the same percentage by which the Consumer Price Index as of May 1997 shall have increased over the Consumer Price Index as of May 1996;

                    (ii) two-and-six-tenths percent (2.6%) over the base daily rates per vehicle paid during the Sixth Extension Year of July 1, 1996 through June 30, 1997; or,

                    (iii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Sixth Extension Year of July 1, 1996 through June 30, 1997 shall have increased over the Contractor's actual costs during the Fifth Extension Year of July 1, 1995 through June 30, 1996, plus the percentage of the Contractor's actual cost increases from the Second Extension Year of July 1, 1992 through June 30, 1993 to the Third Extension Year of July 1, 1993 through June 30, 1994(3) plus the percentage of each Contractor's actual cost increases from the Fifth Extension Year of July 1, 1995 through June 30, 1996 over the Third Extension Year of July 1, 1993 through June 30, 1994 to the extent that such percentage exceeded two-and-two-tenths percent (2.2%) and was consequently disallowed for the Sixth Extension Year of July 1, 1996 through June 30, 1997.(4)

            (d) (1) For Contracts under Serial Nos. 0065, 0075, and 8107 during the Sixteenth Extension Year of July 1, 1998 through June 30, 1999, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of

----------
     (3)As in Note 1, this "cost carry-forward" is allowed to the extent that such percentage has not been absorbed by any previous rate augmentation, and it is allowed because of the daily rate freeze, i.e., zero percent (0%) increase, during the Fourth Extension Year of July 1, 1994 through June 30, 1995.

     (4)As in Note 2, the second "cost-carry-forward" is allowed only for that percentage of the Contractor's cost increases that exceeded two-and-two-tenths percent (2.2%), and it is allowed because of such a low fixed rate augmentation cap.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES


                  the following represents the lesser amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1998 shall have increased over the Consumer Price Index as of May 1997; or,

                    (ii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Fifteenth Extension Year of July 1, 1997 through June 30, 1998 shall have increased over the Contractor's actual costs during the Fourteenth Extension Year of July 1, 1996 through June 30, 1997, plus each of the percentages of the Contractor's actual cost increases from (a) the Fourteenth Extension Year (July 1, 1996 through June 30, 1997) over the Thirteenth Extension Year (July 1, 1995 through June 30, 1996) to the extent that such exceed two-and-six-tenths percent (2.6%),(5) and (b) the Thirteenth Extension Year (July 1, 1995 through June 30, 1996) over the Eleventh Extension Year (July 1, 1993 through June 30, 1994) to the extent that such exceeds two- and two-tenths percent (2.2%).(6)

            (2) For Contracts under Serial No. 9888 during the Eighth Extension Year from July 1, 1998 through June 30, 1999, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1998 shall have in-

----------
     (5) This "cost carry-forward" is allowed only for that percentage of the Contractor's actual cost increases that exceeded two-and-six-tenths percent (2.6%) and it is allowed due to such a low fixed rate augmentation cap.

     (6) As in Note 2, the second "cost carry-forward" is allowed due to such a low fixed rate augmentation cap but only to the extent that the Contractor's cost increases beyond two-and-two-tenths percent (2.2%) shall not as yet have been absorbed by the rate augmentation for the Fifteenth Extension Year.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

                    creased over the Consumer Price Index as of May 1997; or,

                    (ii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Seventh Extension Year of July 1, 1997 through June 30, 1998 shall have increased over the Contractor's actual costs during the Sixth Extension Year of July 1, 1996 through June 30, 1997, plus the following percentages to the extent that such have not yet been absorbed by any previous rate augmentation: (a) the percentage of the Contractor's actual cost increases from the Second Extension Year of July 1, 1992 through June 30, 1993 to the Third Extension Year of July 1, 1993 through June 30, 1994,(7) (b) the percentages of the Contractor's actual cost increases from the Sixth Extension Year (July 1, 1996 through June 30, 1997) over the Fifth Extension Year (July 1, 1995 through June 30, 1996),(8) and (c) the percentage of the Contractor's actual cost increases from the Fifth Extension Year (July 1, 1995 through June 30,
                    1996) over the Third Extension Year (July 1, 1993 through June 30, 1994).(9)

          (e) (1) For Contracts under Serial Nos. 0065, 0075, and 8107 during the Seventeenth Extension Year of

----------
     (7) As in Note 1, this "cost carry-forward" is allowed to the extent that such percentage has not been absorbed by any previous rate augmentation, and it is allowed because of the daily rate freeze, i.e., zero percent (0%) increase, during the Fourth Extension Year of July 1, 1994 through June 30, 1995.

     (8) As in Note 6, the second "cost carry-forward" is allowed due to such a low fixed rate augmentation cap but only to the extent that the Contractor's cost increases beyond two-and-six-tenths percent (2.6%) shall not as yet have been absorbed by any previous rate augmentation.

     (9) As in Note 6, the third "cost carry-forward" is allowed due to such a low fixed rate augmentation cap but only to the extent that the Contractor's cost increases beyond two-and-two-tenths percent (2.2%) shall not as yet have been absorbed by any previous rate augmentation.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

                  July 1, 1999 through June 30, 2000, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1999 shall have increased over the Consumer Price Index as of May 1998; or,

                    (ii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Sixteenth Extension Year of July 1, 1998 through June 30, 1999 shall have increased over the Contractor's actual costs during the Fifteenth Extension Year of July 1, 1997 through June 30, 1998.

            (2) For Contracts under Serial No. 9888 during the Ninth Extension Year of July 1, 1999 through June 30, 2000, the Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase:

                    (i) the same percentage by which the Consumer Price Index as of May 1999 shall have increased over the Consumer Price Index as of May 1998; or,

                    (ii) the amount in dollars expressed as a percentage by which the Contractor's actual costs during the Eighth Extension Year of July 1, 1998 through June 30, 1999, shall have increased over the Contractor's actual costs during the Seventh Extension Year of July 1, 1997 through June 30, 1998, plus the percentage of the Contractor's actual cost increases from the Second Extension Year of July 1, 1992 through June 30, 1993 to the Third Extension Year of July 1, 1993 through June 30, 1994.(10)

----------
     (10) As in Note 1, the "cost carry-forward" is allowed to the extent that such percentage has not been absorbed by any previous rate augmentation, and it is allowed because of the daily rate freeze, i.e., zero percent (0%) increase, during the Fourth Extension Year of July 1, 1994 through June 30, 1995.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

      (2) Notwithstanding the foregoing payment increase provisions, where there is a decrease in the regional consumer price index for the New York, New York-Northeastern, New Jersey area as based upon the index for all urban consumers (CPI-U) during the preceding twelve month period, the amount to be paid to the Contractor in the succeeding extension year will reflect that decrease in a manner satisfactory to the New York State Commissioner of Education.

      (3) Definitions. The definitions below control the meanings of the described terms wherever they appear in this Contract. These definitions add to and supplement any definitions or instructions expressed in the original Contract and, as such, do not supersede, revoke, replace, revise or limit any similar or analogous provisions in the original Contract.

      (a) For Contracts under Serial Nos. 0065, 0075 and 8107 the following shall apply:

            (i) "Thirteenth Extension Year" means July 1, 1995 through June 30, 1996.

            (ii) "Fourteenth Extension Year" means July 1, 1996 through June 30, 1997.

            (iii) "Fifteenth Extension Year" means July 1, 1997 through June 30,
                  1998.

            (iv) "Sixteenth Extension Year" means July 1, 1998 through June 30, 1999.

            (v) "Seventeenth Extension Year" means July 1, 1999 through June 30, 2000.

      (b)   For Contracts Under Serial No. 9888 the following shall apply:

            (i)   "Fifth Extension Year" means July 1, 1995 through June 30,
                  1996.

            (ii)  "Sixth Extension Year" means July 1, 1996 through June 30,
                  1997.

            (iii) "Seventh Extension Year" means July 1, 1997 through June 30,
                  1998.

            (iv)  "Eighth Extension Year" means July 1, 1998 through June 30,
                  1999.

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          (v) "Ninth Extension Year" means July 1, 1999 through June 30, 2000.

     (c) The term "Consumer Price Index," as of a given date, is defined as that statistic of the United States Department of Labor or its successor agency which the New York State Education Department deems as the "regional consumer price index for the New York, New York-Northeastern, New Jersey area, based upon the index for all urban consumers (CPI-U)," according to
     Section 305, Paragraph 14(a) of the State Education Law or as the same may be updated, revised or otherwise changed during the life of this Extension and Sixth Amendment Agreement.

     (d) The term "contractor's average cost per vehicle day" for a given extension year is defined as a Contractor's "total net allowable costs" for that extension year divided by the total number of "vehicle days." The term "total net allowable costs" is limited to those expenses determined by the BOE to be related directly to transportation services provided to the BOE pursuant to this Contract. The term "vehicle days" is defined as the total number of "authorized vehicles" the Contractor actually operates multiplied by the number of school days, which number is hereby fixed at 182 school days per extension year (220 school days per extension year for 12 month contracts) for the term of this Extension and Amendment Agreement.(11) The term "authorized vehicles" is defined as the total number of contract and additional vehicles, but excluding spare vehicles, that the Contractor has been granted expressly by the Director. If the Director grants the

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     (11) The numbers 182 (ten month contracts) and 220 (twelve month contracts)
represent average numbers of school days per extension year for the three extension years preceding the instant Extension and Amendment Agreement, i.e., 1992-93, 1993-94 and 1994-95 Extension Years. These averages shall be reviewed every three (3) years during this Extension and Amendment Agreement and such further extension and amendment agreements thereafter, if any. Whereupon a triennial review finds that one or both average numbers of school days per extension year have changed as based upon the fluctuation of actual school days per annum, the affected fixed number(s) of school days shall be revised up or down accordingly for the next extension year(s), but only if the change in the affected average number(s) at least equals two (2) school days. In each subsequent triennial review, if any, the effects of changes in the numbers of school days from the preceding triennial review(s) shall be viewed cumulatively.

                  EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     Contractor additional vehicles after December 15 of a given extension year, such additional vehicles shall not be counted among the "authorized vehicles" until the start of the succeeding extension year, if indeed the Contractor continues to furnish such additional vehicles during the succeeding extension year. (12)

     (e) The term "Cost Justification Financial Statement" is defined as a written accountant's review report prepared by a Certified Public Accountant (CPA) or Public Accountant (PA) licensed by the State of New York, except as otherwise noted herein. This review report shall state that a review was performed in accordance with AICPA standards and that the information in the financial statements is the representation of management, and it describes the nature of the review as distinct from an audit. The report shall give the limited assurance that, based on the review, the CPA/PA is not aware of any material modifications that should be made to the financial statement in order for it to be in conformity with generally accepted accounting principles. Contractors who have not had a Certified Public Accountant audited report done for any purpose within two
     (2) years of this extension agreement commencement date shall be required to submit a certified audited statement by a Certified Public Accountant for its first cost justification statement under this extension agreement. In addition, the Certified Public Accountant or Public Accountant preparing a report or review must state

----------
     (12) This exclusion of additional vehicles granted after each December 15th shall not apply to any vehicles that the Contractor obtains by way of assignment or other transfer of contract, if such is approved by the BOE. Except for the one-and-one-half percent (1.5%) daily rate reduction for the 1995-96 Extension Year, the annual rate augmentation, if any, for each additional vehicle granted after December 15th of a given extension year shall not become effective until the succeeding extension year, whereupon any such rate augmentation shall commence (without retroactivity) cumulatively with the following extension year's rate increase, if any. For cost justification purposes, the Contractor shall not add or combine any costs associated with additional vehicles granted after each December 15th into the Contractor's other operating costs for that extension year but shall begin to add or combine such costs (without retroactivity) into other operating costs only at the outset of the succeeding extension year, i.e, each such additional vehicle shall be treated for cost justification purposes as if it had been initially granted to the Contractor effective July 1st of the given following extension year.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     that he or she has studied the cost justification manual supplied by the Board and has applied the standards contained in the Board's manual to the development of the Cost Justification Financial Statement. In addition, the accountant must have no interest in this Contract or the Contractor and must so certify in writing. The financial statement will utilize a form prescribed by the Director as approved by the State Education Department.

(4) Cost Justification Financial Statements. Section 305 of the State Education Law requires the Contractor to substantiate any cost increases which he/she claims to justify annual payment increases during the term of this Extension and Sixth Amendment Agreement. In consultation with the BOE Office of Auditor General, the Director of the Office of Pupil Transportation shall determine whether to approve all or any portion(s) of the claims in each of the Contractor's annual Cost Justification Financial Statements as described immediately below:

     (a) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1996 through June 30, 1997, the Contractor must submit by September 30, 1996 (i) a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for the Extension Years 1995-96 and for 1993-1994 and (ii) for contracts under Serial Nos. 9888, an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under Contract Serial No. 9888 for the Extension Year 1992-93 and Extension Year 1993-1994.

     (b) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1997 through June 30, 1998, the Contractor must submit by September 30, 1997 (i) a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for the Extension Years 1996-1997 and the 1995-1996, (ii) an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for Extension Years 1995-96


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     and 1993-1994 (to account for a cost carry-forward, if any), and (iii) for contracts under Serial No. 9888, an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under Contract Serial No. 9888 for Extension Years 1992-93 and 1993-1994 (to account for a cost carry-forward, if any).

     (c) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1998 through June 30, 1999, the Contractor must submit by September 30, 1998, (i) a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract, for the Extension Years 1997-1998 and 1996-1997, (ii) an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for Extension Years 1996-97, 1995-1996 and 1993-1994, (to account for a cost carry-forward, if any), and (iii) for contracts under Serial No. 9888, an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under Contract Serial No. 9888 for Extension Years 1992-93 and 1993-1994 (to account for a cost carry-forward, if any).

     (d) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1999 through June 30, 2000, the Contractor must submit by September 30, 1999, (i) a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for the Extension Years 1998-1999 and 1997-1998, and (ii) for contracts under Serial No. 9888, an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under Contract Serial No. 9888 for Extension Years 1992-93 and 1993-94 (to account for a cost carry-forward, if any).


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     (e) The Contractor shall, until six (6) years after completion of its services hereunder, or six (6) years after date of termination of this Extension, whichever is later, maintain and retain complete and correct books and records relating to all aspects of the Contractor's obligations hereunder. Records must be maintained separately, so as to identify clearly the expenses applicable to this Extension Contract and be distinguishable from all other costs not incurred under this Extension Contract.

     (f) As a minimum, the Contractor will supply in each annual cost justification financial statement all data required by the New York State Education Department related to this Contract, and the submittal shall include, but is not necessarily limited to, New York State Education Department approved cost justification forms. The Contractor must supply promptly any and all additional cost data as required by the BOE or the State Education Department.

     (g) To be eligible to "carry forward" unabsorbed cost increases arising from the daily rate freeze, i.e., zero percent (0%) increase, during the Fourth Extension Year of Contract Serial No. 9888, the Contractor must meet eligibility conditions and must adhere to rules, procedures and definitions expressed in Appendix A. The said eligibility conditions, rules, procedures, and definitions for the allowance of a "cost carry-forward" of such unabsorbed cost increases under Contract Serial No. 9888 are hereby incorporated by this reference into this Extension and Amendment Agreement as if set forth herein in their entirety, and a copy of the said eligibility conditions, rules, procedures, and definitions is hereto annexed as "Appendix A."

     (h) To be eligible to "carry forward" unabsorbed cost increases arising from cost growth, if any, greater than the two-and-two-tenths percent (2.2%) fixed cap during the 1996-97 Extension Year and the two and six-tenths percent (2.6%) fixed cap during the 1997-98 Extension Year of Contract Serial Nos. 0065, 0075, 8107 and 9888, the Contractor must meet eligibility conditions and must adhere to rules, procedures and definitions expressed in Appendix B. The said eligibility conditions, rules, procedures, and definitions for the allowance of a "cost carry-forward" of such unabsorbed cost increases under Contract Serial Nos. 0065, 0075, 8107 and 9888 are hereby incorporated by this reference into this Extension and Amendment Agreement as if set forth herein in their entirety, and a copy of the said eligibility conditions,


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
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          rules, procedures, and definitions is hereto annexed as "Appendix B."

          (i) In each annual Cost Justification Financial Statement, the Contractor must supply all data required by the New York State Education Department related to this Contract, and each submittal shall include, but is not necessarily limited to, New York State Education Department approved cost justification forms.

(5) Required Analysis of Costs. To determine the allowable increase in costs for the extension year, as specified in Section V-A 1 of this agreement, the following analysis of the Cost Justification Financial Statement must be undertaken:

           Step 1: Divide the total applicable annual operating costs by the number of vehicle days for both the base year and the year previous to the base year to determine the average daily cost per vehicle for each of those years. The base year is the year immediately preceding the extension year.

           Step 2: Subtract the average daily cost per vehicle for the year previous to the base year from the average daily cost per vehicle for the base year to determine the increase in the average daily cost per vehicle.

           Step 3: Divide the increase in the average daily cost per vehicle by the average daily cost per vehicle for the year previous to the base year to determine the percent increase in the average daily cost per vehicle.

           Step 4: Compare the percent increase in the average daily cost per vehicle to the percentage by which the Consumer Price Index as of May of the base year shall have increased over the Consumer Price Index as of May of the year previous to the base year and to the appropriate percentage cap in the increase for each extension year as stipulated in Section V-A 1 of this agreement. Whichever is the least of the three percentages will be the allowable increase applied to the daily rate for the extension year.


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
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          Step 5:   Repeat steps 1 to 4 for any allowable cost increases accrued during the period of the Eleventh to Thirteenth Extension Years (Third to Fifth Extension Years for Contract Serial
                    No. 9888) and, when appropriate, any allowable cost increases accrued during the Fourteenth to Fifteenth Extension Years (Sixth to Seventh Extension Years for Contract Serial No. 9888). Determine the percent increase in the average daily cost per vehicle from the Eleventh to Thirteenth Extension Years (Third to Fifth Extension Years for Contract Serial No. 9888) and, when appropriate, from the Fourteenth to Fifteenth Extension Years (Sixth to
                    Seventh Extension Years for Contract Serial No. 9888).
                    If the percent increase in the average daily cost per vehicle resulting in Step 3 is insufficient to justify fully the Consumer Price Index increment in Step 4 or any applicable fixed cap, add the percent increase of the Eleventh to Thirteenth Extension Years (Third to Fifth Extension Years for Contract Serial No. 9888), if any, to the percent increase in Step 3. If there is any percent increase in the average daily cost per vehicle still unabsorbed, such increase may be carried forward to the Sixteenth Extension Year (Eighth Extension Year for Contract Serial No. 9888). For the Sixteenth Extension Year only (Eighth Extension Year for Contract Serial No. 9888), also add the unabsorbed increase of the Fourteenth to Fifteenth Extension Years (Sixth to Seventh Extension Years for Contract Serial No. 9888), if any, to the percent increase in Step 3.

(6) Allowable Cost Increases. Only increases in "net allowable costs" will justify augmentation of the daily vehicle rate from one extension year to the next. "Allowable costs" are limited by the following: costs not attributable to the Contractor's operations pursuant to this Contract, costs which are not ordinary and/or reasonable, costs which are not documented, and costs disallowed by the New York State Education Department and/or BOE auditors are not permitted to justify increases of the daily rate per vehicle. The Director and the Office of Auditor General shall have the right, power and authority to prescribe standardized miscellaneous cost categories for all contractors.


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

(7) Access to Subcontractors. If with the approval of the Director, the Contractor subcontracts any portion of the services under this Contract, the Contractor must include in any such subcontract agreement a provision which allows full and unimpeded access by the BOE, the New York State Education Department or the New York City Office of the Comptroller to the books and records of a subcontractor for inspection, audit and copying purposes. The Contractor agrees and covenants to render all necessary assistance to obtain any requested documents from subcontractors. The Contractor's inability to obtain requested documentation from any such entities will not excuse a failure to provide the documentation as a means to justify payment increases.

(8) Absence of Cost Justification Financial Statement. The Contractor's failure to submit an annual Cost Justification Financial Statement by the deadline date as above expressed will result in the forfeiture of any increase later justified for the period from the service start date to the day the statement is received at the Office of Pupil Transportation, unless the Director determines that reasonable circumstances exist to excuse the Contractor's late submittal.

(9) Cost Increase Surety Bond or Letter of Credit. If the Contractor desires to receive the annual daily vehicle rate(s) augmentation in advance of the "final" results of the BOE audit of each year's Cost Justification Financial Statement(s), the Contractor must post by September 30th of each Extension Year a surety payment bond or letter of credit to insure the refund of any overpayments or debts the BOE deems to be due and owing from the Contractor. Each bond or letter of credit must insure expressly against the Contractor's inability to justify claims in each annual Cost Justification Financial Statement to the extent of all payment increases the BOE will make to the Contractor during each prospective Extension Year. Each bond or letter of credit must be issued by a company or bank licensed or approved to do business in New York State by the Superintendent of Insurance or the Superintendent of Banks, respectively. The coverage period of each bond or letter of credit must extend from September 1st of each Extension Year until such date as the Contractor receives from the BOE "final" written notice of the results of the audit of each year's Cost Justification Financial Statement. If an open ended term for a bond or letter of credit cannot be obtained, then the Contractor must renew the bond or letter of credit for a given Extension Year annually until such time as the "final" audit result notice has been received. A renewed bond(s) or letter(s) of credit for each Extension Year must be in addition to the bond(s) or letter(s) of credit the contractor obtains for each subsequent Extension Year. (The Contractor may consolidate the bonds or letters of credit to


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

insure the justification of payment increases for more than one Extension Year only if the amount of the consolidated bond or letter of credit reflects the total accumulation of payment increases which "final" audit result notices have not yet certified.) Each bond or letter of credit must extend to the BOE a claim submittal period of at least ninety (90) days beyond the date of the Contractor's receipt of the "final" audit result notice for the purpose of recouping any overpayments based on the Contractor's inability to justify all or any portion of each annual vehicle rate increase. Each bond or letter of credit must name both the BOE and the City of New York as the insured parties. To calculate the amount of a bond or letter of credit, use the following formula: the daily rate per vehicle for each contract item (i.e., for a given Extension
Year) multiplied by the total number of vehicles for each contract item (i.e., for a given Extension Year excluding spare and maintenance vehicles) multiplied by 180 days and multiplied again by the percentage of payment increase as reflected either by the Consumer Price Index for the month of May for each Extension Year or the maximum cap for a given Extension Year, whichever is less.

          (a) Exemption from Cost Increase Surety Bond. If the Contractor provides a performance bond, letter of credit or a cash performance deposit for a given prospective Extension Year, the Contractor may forego the Cost Increase Surety Bond requirements in this Paragraph
          (B) (9), provided that the Contractor submits by September 30th of each Extension Year a written consent that the BOE may deduct such amounts of money as the BOE deems to be properly due and owing from the Contractor from any money to be earned by the Contractor under any Contract at any time. The verified consent will be on a form approved and supplied by the Director.

          (b) A Contractor who is not required to provide a Performance Bond or Letter of Credit because it provides 15 or fewer vehicles pursuant to this agreement, may choose to either present the BOE with the aforedescribed cost increase Surety Bond or consent to have the increase in payments coming due to it withheld until the approval of its cost justification statement.

     (10) Retroactive Payments.

          (a) Contractors will be entitled to receive retroactive payment increases without any interest only after the date of approval and to the extent of such approval of the cost justification statement, and the Contractor will


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          not be entitled to receive retroactive payment in one lump sum but only in monthly installments to be determined at the Director's sole discretion.

          (b) Should any retroactive payments promised by the foregoing language of Paragraph 9 be deemed or found to be illegal or otherwise improper due to being in violation of any Federal, State, New York City or BOE law, rule, regulation, by-law or official written policy (e.g., the BOE "Standard Operating Procedures for Financial Management Centers"), then the BOE, its employees or agents cease to have any and all obligations to pay same and contractor's obligations hereunder remain unchanged.

          (c) The Contractor hereby agrees and covenants to refrain from any litigation and to release, hold harmless and indemnify the BOE and the City of New York (including reasonable attorney fees) concerning any claims, actions or special proceedings by the Contractor or any other party arising from denial(s) or postponement(s) of any payment increase(s) or any portion(s) thereof due to the Contractor's failure to meet the express terms, conditions and deadlines of this paragraph 9.

(11) Adjustments to Later Payments. Based on the BOE's audit of the Contractor's annual statements and financial records, the BOE may make any necessary adjustments in any later payments which become due and owing to the Contractor during a given Extension Year to compensate for any excesses of payments over cost increases.

(12) Refund of Overpayment. The Contractor further agrees and covenants to refund any and all additional monies due to the BOE within thirty (30) days of the final audit report, if the amount of each year's payment excess over allowable cost increase is greater than any payments due and owing for the balance of a given Extension Year, except where a refund is obtained from the bond herein described.

(13) In the event of any apparent inconsistencies between any other provisions of the Contract and this Article V - A, the provisions of this Article V - A will prevail.

(C) MISALLOCATION OF COSTS. To prevent unjust enrichment through misrepresentation or falsification of cost increase claims, the Contractor hereby agrees, consents and covenants to abide in all respects by the following rules for the treatment of fixed,


                                       21
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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

variable or other costs utilized to establish increased expenses from one given Extension Year to the next:

(1) Allocation of Costs. If the Contractor misallocates any cost item(s), the allocation will be disallowed. Improper allocation or "misallocation" is defined as a transgression of one or more of the following precepts:

          (a) Only those of the Contractor's fixed, variable or other costs which are directly attributable to the performance and/or administration of BOE pupil transportation contract work will be considered allowable expense items. Costs attributable to a contractor's other operations, whether in the public or private sector, will not be allowed to justify payment increases.

          (b) Costs must be attributable solely to the specific group of contracts covered by this Extension Agreement, i.e., Contract Serial Nos. 0065, 0075, 8107 and 9888. Expenses allocable to BOE pupil transportation contracts other than these serial numbers must not appear in any materials presented to justify payment increases under this Extension Agreement.

          (c) Costs must be attributable solely to the corporate, partnership, sole proprietorship or other entity which constitutes the Contractor. Expenses allocable to a parent or other affiliated entity must not appear on the Contractor's cost justification financial statement. Where employees, offices, storage and maintenance facilities or other cost items are shared by several affiliated or unaffiliated entities, all or some of which hold separate BOE transportation contracts, assertions of expense increases must reflect only those percentages of utilization directly allocable to the claimant Contractor.

          (d) Allocation of costs must be based on the number of vehicle days and not merely the number of vehicles under contract.

          (e) Such other forms of misallocation of costs as may be determined by the BOE, the New York City Office of the Comptroller or the New York State Education Department, in accordance with the terms and conditions of this Contract.

(D) AMENDMENTS TO PERFORMANCE SECURITY PROVISIONS.


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

(1) The Contractor has the following options available to assure full and faithful performance of the Contract:

          (a) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value which may be reduced each month by ten percent (10%) of the monthly payment authorized by the Contractor to be retained by the BOE during the Extension Year from July 1, 1995 through June 30, 1996. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of any increases, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization of retainage within thirty (30) days of the award of each increase in the number of vehicles. The amounts retained shall be deposited in an interest bearing account maintained by the New York City Office of the Comptroller with annual reports of the amounts retained and interest earned provided to the Contractor. This retainage will be returned to the Contractor with interest after the conclusion of the full and faithful performance of this Extension Agreement, or whereupon the Contractor replaces the retainage with confirmed irrevocable Letter(s) of Credit from an acceptable financial institution in an amount equal to ten percent (10%) of the contract value at the time of the conversion.

          (b) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value which may be reduced each month by five percent (5%) of the monthly payment authorized by the Contractor to be retained by the BOE during the Extension Years of July 1, 1995 through June 30, 1996 and July 1, 1996 through June 30, 1997. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance


                                       23
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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of increase, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization of retainage within thirty (30) days of the award of each increase in the number of vehicles. The amounts retained shall be deposited in an interest bearing account maintained by the New York City Office of Comptroller with annual reports of the amounts retained and interest earned provided to the Contractor. This retainage will be returned to the Contractor with interest after the full and faithful performance of this Extension Agreement, or whereupon the Contractor replaces such retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution in an amount equal to ten percent (10%) of the contract value at the time of the conversion.

          (c) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value renewable each year at an amount equal to ten percent (10%) of the then current value of the Contract.

          (d) Provide any combination of cash security deposit and confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal to ten percent (10%) of the contract value. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of increase, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization for retainage within thirty (30) days of the award of each increase in the number of vehicles. Any cash security deposit(s) shall be deposited in an interest bearing account maintained by the New York City Office of Comptroller with annual reports of the amounts held and interest earned provided to the Contractor. Any cash security deposit will be returned to the Contractor with


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          interest after the full and faithful performance of this Extension Agreement

     (2) Companies who are subject to common control as determined by the Board of Education based upon an analysis of (a) ownership of the corporation's assets; (b) coincidence of corporate officers and directors; and (c) such other factors as the Board of Education determines to be relevant, are deemed to be one contractor.

     If the Board determines companies to be the subject of common control, contractors will be required to provide the appropriate performance security for the number of vehicles operated by the companies that are determined to be the subject common control.

     For the purpose of determining common control and performance security requirements, all BOE transportation contracts will be considered.

(E) Section E of the Extension & Fourth Amendment Agreement of Contract Serial Nos. 0065, 0075 and 8107 and Section E of the Extension & Second Amendment of Contract Serial No. 9888 is hereby amended to read as follows:

     "1. Priority in Hiring and Master Seniority Lists:

     "There shall be established two industry-wide Master Seniority Lists. One list shall be composed of all operators (drivers), mechanics, and dispatchers and the other list shall be composed of escorts (matrons-attendants) who were employed as of June 30, 1995, under a contract between their employers and the Board for the transportation of school children in the City of New York, who are furloughed or become unemployed as a result of loss of contract or any part thereof by their employers, or as the result of a reduction in service directed by the Board during the term of the contract, in accordance with their date of entry into the industry. All operators (drivers), mechanics, dispatchers and escorts (matrons-attendants) on the Master Seniority Lists who participated in the Division 1181 A.T.U. - New York Employees Pension Fund and Plan as of June 30, 1995, and who do not exercise their option to withdraw from the Fund and Plan shall continue to participate in such Pension Plan.

     "Any existing contractor or individual who conducted business as a sole proprietor, or as a member of a partnership or who held a controlling interest in a corporation that performed


                                       25
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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     service pursuant to contract expiring in June, 1995 (contractor) shall give priority in employment on September, 1995 or thereafter on the basis of position on the Master Seniority List of any additional or replacement operators, mechanics and dispatchers beyond those performing service as of June 30, 1995 consistent with the number of employees required by the specifications of the contract expiring June, 1995 for the number of vehicles providing service to the Board as of June 30, 1995 to individuals from the Master Seniority List until such list is exhausted.

     "Any new contractors, i.e. those who did not provide service pursuant to contract expiring June, 1995 (new contractor), shall give priority in employment in September, 1995 or thereafter on the basis of seniority to every operator (driver), mechanic and dispatcher performing service pursuant to such contract starting from the first employee from the Master Seniority List until such list is exhausted.

     "Should the Board determine to require the contractor to provide escort service in addition to the operator, and in the event that all escorts (matrons-attendants) on the Master Seniority List, who were employed as of June 30, 1995, are not employed as escorts by contractors for the beginning of service in September of 1995, then said escorts shall be employed in order of their position on the Master Seniority List.

     "2. Compensation

     "All operators (drivers), mechanics, dispatchers and escorts
     (matrons-attendants) on the industry-wide Master Seniority Lists shall be employed and paid on a full-time basis based upon the wage scale received from prior employer under pupil transportation contracts.

     "The contractor shall compensate operators (drivers), mechanics and dispatchers and escorts (matrons-attendants) who appear on the Master Seniority Lists and who are employed pursuant to contracts to be awarded as follows for the term of the contract:

     "(a) operators (drivers, and dispatchers at a daily rate of pay, including any COLA, for each day of service, not less than that paid pursuant to any applicable labor collective bargaining agreement.


                                       26
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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     "(b) mechanics at a daily rate of pay, including any COLA, for each day of service, not less than that paid pursuant to any applicable labor collective bargaining agreement.

     "(c) escorts (matrons-attendants) at a daily rate of pay, including any COLA, for each day of service, not less than that paid pursuant to any applicable labor collective bargaining agreement.

     "Such operators (drivers) and escorts (matrons-attendants) shall be available for extended service, without additional compensation, which shall be defined as performance within the particular job category (i.e. drivers as drivers, and escorts (matrons-attendants) as escorts (matrons-attendants) ) within the eight (8) hour work day within the spread (8 within 10 hours) provided for in the collective bargaining agreement covering said employees, if any.

     "3. Welfare

     "Contributions by the contractor for providing welfare benefits to operators (drivers), mechanics, dispatchers and escorts
     (matrons-attendants), in the event the contractor employs escorts, who appear on the Master Seniority List shall be no less than $410 per employee per month on a twelve month basis during each year of the contract.

     "4. Pensions

     "The contractor shall sign an agreement with Division 1181 A.T.U. - New York Employees Pension Fund and Plan to participate in such plan on behalf of all operators (drivers), mechanics, dispatchers and escorts (matrons-attendants), in the event the contractor employs escorts who appear on the Master Seniority Lists and who participated in the Fund and Plan as of June 30, 1995. This requirement shall not be interpreted to require a contractor to enter into a collective bargaining agreement with the union nor shall it prohibit the contractor from entering into a collective bargaining agreement with the union. The contractor shall file a copy of the executed agreement with the Trustees of the Fund and Plan to participate in said Fund and Plan and with the Secretary of the Board with the acknowledgment of the Notice of Award.

     "The contractor shall contribute $48.15 per week per operator (driver), mechanic and dispatcher on the Master Seniority


                                       27
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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     List, and participating in the Plan and Fund as of June 30, 1995, for forty weeks each year for the term of the contract, or such greater amount as may be required, based on contributions by contractors on behalf of the majority of employees participating in the Fund and Plan pursuant to a collective bargaining agreement with Local 1181 - 1061. The contractor shall withhold $23.00 a week from each operator, mechanic and dispatcher participating in said Fund and Plan for forty weeks each year for the term of the contract, or such greater amount as may be required based on contributions of a majority of the operators (drivers), mechanics or dispatchers contributing to the Fund and Plan.

     "Such contractors who provide escort service, shall contribute $44.15 per week per escort (matron-attendant) for forty weeks each year for the term of the contract, or such greater amount as may be required based on contributions by contractors on behalf of the majority of employees participating in the Fund and Plan pursuant to a collective bargaining agreement with Local 1181 - 1061. The contractor shall withhold $18.00 per week from each escort, (matron-attendant) participating in said Fund and Plan and Fund for forty weeks each year for the term of the contract, or such greater amount as may be required based on contributions of the majority of the escorts contributing to the Fund and Plan.

     "In connection with employees who are on the Master Seniority List and who do not participate in the Local 1181 - 1061 Fund and Plan, they shall not be required to participate in the Plan but shall participate in the collective bargaining agreement, if any, of their employer.

     "The contractor shall pay all such amounts to the Fund and Plan within seven days after the end of each payroll period.

     "5. Enforcement

     "In addition to any other remedies provided in the contract between the Board and the contractor, such as default and/or termination, if the contractor is found to be in violation of the foregoing employee protection provisions regarding the payment of wages, welfare benefit contributions, pension contributions, or other aspects of compensation or benefits, then the Director of the Office of Pupil Transportation, within thirty (30) days of written notice, shall withhold the appropriate amounts from any payments due to the contractor and pay them directly to the applicable union for the benefit of the employees affected, to the Division 1181 A.T.U. - New


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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     York Employees Pension Fund or other applicable union pension fund for the benefit of the employees affected or to the appropriate Welfare Fund for the benefit of the employees affected. If the affected employees are not affiliated with any union, then the Board shall investigate on their behalf allegations of employee protection provision violations regarding the payment of wages, welfare benefit or health insurance contributions, pension or similar savings plan contributions, or other aspects of compensation or benefits. Upon a finding of any such violation(s), the Director of the Office of Pupil Transportation shall withhold the appropriate amounts from any payments due to the Contractor and pay them directly to the employees or to such health insurance companies or other institutions as appropriate.

     "In the event any contractor willfully fails to comply, the Board of Education shall act to cancel such contractor's contract; provided, however, that the Board shall not be required to act so as to cause a disruption of service.

     "6. Contractors providing a total of five vehicles or less pursuant to all contracts with the Board for the transportation of pupils shall not be subject to the foregoing provisions with respect to operators (drivers), mechanics and dispatchers.

     "Escorts (matron-attendants) shall not be included in the exclusion provided in this paragraph six (6).

     "7. For the purposes of this section, corporate bidders who are subject to common control as determined by the Board based upon analysis of:

     "(a) ownership of the corporations' assets,

     "(b) coincidence of corporate officers and directors, and

     "(c) such other factors as the Board determines to be relevant,

     are deemed to be one bidder.

     "8. The Board may in its sole and unfettered discretion change any date which determines employee protected status, employer status or any other status, which is contained in any employee protection provisions of the Contract. The Master Seniority Lists will be updated to June 30, 1995 as permitted in accordance with pre-existing collective bargaining agree-

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     ments executed prior to the date of execution of this Contract. Furthermore, the rates quoted herein may not be reflective of current labor rates in effect. The contractor should pay special attention to the fact that many employees on the Master Seniority Lists have been in the industry for many years and therefore may be entitled to substantial wages, pension and welfare benefits and wage accruals.

     "The date for inclusion on the Master Seniority List is hereby updated to the last school day in June, 1995 as permitted in accordance with pre-existing collective bargaining agreement executed prior to the date of this Extension Agreement and Amendment Agreement."

(F) MISCELLANEOUS VEHICLE SPECIFICATIONS AND OPERATIONAL AMENDMENTS. Any terms, conditions and specifications to the contrary notwithstanding, the Contract is hereby amended as follows:

     (1) List of Vehicles. Before September of this Extension Year or at any other time stated by the Director, the Contractor must provide a list of all vehicles, including spare and maintance vehicles, to be operated during this Extension Year. This list must show for every vehicle the year, make, type, seating capacity, registration number, bus number, license plate number, owner, lessee (if applicable), and the expiration date of the New York State Department of Transportation approval sticker. The information must be provided on forms approved and supplied by the BOE, and the Contractor must supply a copy of the title or certificate of registration for each listed vehicle. Whenever any changes occur in the list of vehicles, the Contractor must update the list within ten (10) business days. In addition, the Contractor must provide at the same time written assurance that all vehicles are equipped with two-way radios.

     (2) Age and Condition of Vehicles. The vehicles affected by this provision include all originally contracted vehicles, (i.e., "contract vehicles") and all additional and spare vehicles. Except for the age of vehicles, nothing contained in this Paragraph (2) and/or any of its subparagraphs shall be deemed or construed in any manner or to any extent whatsoever to act and/or operate in abrogation or derogation of any other individual or cumulative provisions of the Contract, as heretofore amended and extended.

          (a) The Contractor shall furnish service, maintenance and repairs of all vehicles used in the performance of this contract in compliance with (i) all manufacturer's

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     guidelines for maintenance, service and repairs, (ii) all Federal and State of New York statutes, regulations, rules, guidelines and policies applicable to service, maintenance and repair of school bus vehicles, (iii) all New York State Department of Transportation and New York State Department of Motor Vehicles policies, rules and regulations; and (iii) Federal and State regulations applicable to maintenance and repair of school bus vehicles, and (iv) all New York State Education Department, policies, rules and regulations applicable to service, maintenance and repair of school bus vehicles. The Contractor shall maintain and, upon demand, shall present to the Director contemporaneously kept, accurate, complete, orderly and written records of the school bus vehicle, maintenance and repair activities performed in accordance with the foregoing.

     (b) The Director shall have the right to disapprove any vehicles under this Contract and to require the Contractor to furnish an acceptable replacement vehicles in the event that the Director determines in his/her reasonable judgement any such vehicle(s) to be unfit for service.

     (c) The Contractor may continue to use the vehicles that are in service as of the date of the execution of this Extension and Amendment Agreement throughout the term of said Extension and Amendment Agreement, provided each such vehicle is in compliance with subparagraph (a) and (b) hereof. However, any new vehicles that shall be placed into service during the term of this Extension and Amendment Agreement shall be not more than five years old at the time such vehicle is placed into service. Vehicles transferred among contractors that are subject to common control shall not be considered as new vehicles under the preceding sentence. In his/her reasonable discretion, the Director may allow the continued use of any given contractor's vehicles that are in service as of the date of the execution of this Extension and Amendment Agreement upon an assignment of the Contract, if and to the extent any such assignment shall be approved in accordance with the terms and conditions of the Contract, as heretofore amended and extended.

     (3) Use of Vehicles. Article XII entitled "Use of Vehicles" in Contract Serial Nos. 0065, 0075 and 8107 and Article 36 entitled "Use of Vehicles" in Contract Serial No. 9888, are hereby amended by the addition of sixth and seventh unnumbered

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     paragraphs at the end of each such Article to read as follows:

     "In addition to all other uses of vehicles prescribed in pupil transportation contracts, the Director shall have the right, power and authority to require the Contractor to provide vehicles during the hours between the transportation of pupils to school for the morning sessions and the pick-up of pupils for homeward bound trips for service to other mayoral and/or non-mayoral City of New York agencies and to any other public agencies and/or private organizations, as determined by the Director. While not previously invoked to any great extent during the period of the Contract, the provisions of the third unnumbered paragraph contained in this Article XII are still in full force and effect as stated herein. The Contractor shall be entitled to payment for such services as stipulated in this contract. At no time shall such service interfere with the timely transportation of pupils to and from school."

     (4) New Laws, Rules, Regulations, By-Laws or School Bus Safety Features. Whereupon any Federal, State, local or Board of Education laws, rules, regulations or by-laws are enacted, updated, revised, amended or otherwise changed in any manner which require the Contractor to undertake any new or revised procedures affecting school bus personnel or operations (i.e., school bus personnel drug or alcohol testing, driver licensing or training procedures, etc.) or the introduction onto vehicles of new safety features or any other equipment (i.e., increased seat-back padding, back-up beepers, stop arms, safety sensors, seat belts, etc.), the Contractor must comply promptly. The Contractor must assume the full cost of compliance with any new or revised driver, and/or operational procedures or for the purchase and installation of new safety features or other equipment in compliance with any such changes and will not be entitled to any additional remuneration from the BOE except as expressly permitted by law.

     (5) Railroad Crossings. Each driver must make a full stop at all railroad crossings, except that no stop is necessary at any railroad crossing where a police officer, New York City Department of Transportation traffic control officer, or a traffic control signal directs traffic to proceed.

(G) MISCELLANEOUS FINANCIAL AMENDMENTS. Any express terms, conditions and specifications to the contrary notwithstanding, the Contract is hereby amended as follows:

     (1) Chapter 902 Service. On days when public schools are not in session, the Contractor is required nevertheless to provide

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

     service pursuant to Chapter 902 of the Laws of 1985. The Contractor must comply with the Director's instructions concerning the numbers of vehicles and the vehicular routes to maximize efficient utilization. The Contractor will be paid only for those vehicles which operate on those days as expressly authorized by the Director.

     (2) Further Amendments. The Contractor hereby agrees and covenants to execute any further amendment to the Contract that the New York State Education Department requires to secure the Department's approval of this Extension and Sixth Amendment Agreement and to maintain the continuity of funding.

     (3) Cancellation. (a) General Terms and Conditions Section 7 entitled, "Cancellation," is amended so that the Director may seek to have the Contractor declared by the Chancellor's Board of Review to be in default of the Contract either as a whole or merely in one or more "items" of the Contract, i.e., the Contract is divisible into its several "items." Upon a finding of default, the Chancellor's Board of Review will have the right, power and authority to terminate the whole Contract or merely one or more contractual "items."

          (b) General Terms and Conditions Section 7 entitled, "Cancellation," is amended by the addition of a new paragraph "D" to read as follows:
          "In the event of significant or repeated safety violations due to acts of commission or omission by the Contractor or by its employees, which result from the Contractor's failure to conduct its operations in accordance with good practices in the pupil transportation business, the BOE shall have the right to terminate the contract upon thirty days advance written notice to the Contractor, unless the Contractor can establish to the Director's reasonable satisfaction that the Contractor's record of safety will thereafter be satisfactory in accordance with good industry practices. For purposes of this provision, "safety violations" shall mean significant or repeated violation of safety laws and/or regulations of the United the New York State Department of Transportation, The New York City Department of Transportation, and the BOE Office of Pupil Transportation, provided that prior to terminating this agreement for repeated safety violations the BOE Office of Pupil Transportation shall provide the contractor with notice and an opportunity to cure."

          (c) General Terms and Conditions Section 7 entitled, "Cancellation," is amended by the addition of a new

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          paragraph "E" to read as follows: "In the event of an indictment of the Contractor, any of its principals, officers, or management employees on the basis of acts of commission or omission involving or affecting the provision of pupil transportation services under any BOE pupil transportation contract(s) including, but not limited to, acts of commission or omission which excessively increase BOE costs of doing business, the BOE will have the right, at the Director's discretion, either to terminate the Contract upon thirty days advance written notice to the Contractor or to require the Contractor to obtain the employment termination and ownership divestiture of the indicted party. Before a final decision on either alternative disposition, the Director will afford the Contractor a personal meeting to allow for a full, open discussion of relevant issues."

          (d) General Terms and Conditions Section 7 entitled, "Cancellation," is amended by the addition of a new paragraph "F" to read as follows:
          "Nothing herein shall otherwise limit the rights and remedies of the Director as set forth in this contract."

     (4) Insurance Cost Increase Provision. Whereupon the Legislature amends the State Education Law to allow the Board of Education to obtain State funding to reimburse the Contractor for any amount of demonstrated and approved increases in the cost of insurance, this Contract will be deemed automatically amended to allow such reimbursement according to the exact terms of any such statutory provision.

          (a) Interim Insurance Provision. For only so long as the State Education Law does not provide expressly for reimbursement of vehicle insurance cost increases, the Board of Education agrees and consents for a limited time to a partial or complete suspension of the application of the two percent (2%) prompt payment discount but only to the for Contract Serial Nos. 0065, 0075, and 8107, but only to the extent of the Contractor's annual proof of eligibility.

          (b) To be eligible for a partial or complete suspension of the 2% prompt payment discount for each Extension Year, the Contractor must meet eligibility conditions and adhere to rules, procedures and definitions for the annual submittal of an "Insurance Rate Increase Claim Statement," as such are expressed in Appendix C. The said eligibility conditions, rules, procedures and

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          definitions for partial or complete suspension of the two percent (2%) prompt payment discount for each Extension Year are hereby incorporated by this reference into this Extension and Amendment Agreement as if set out herein in their entirety, and a copy of the said eligibility conditions, rules, procedures and definitions is hereto annexed as Appendix C.

     (5) Increase or Decrease in the Number of Vehicles. Article XIII- A of Contracts under Serial Nos. 0065, 0075 AND 8107, entitled, "INCREASE OR DECREASE IN THE NUMBER OF VEHICLES DURING THE PERIOD OF EXTENSION," as added by the 1992 Extension and Amendment Agreement, shall be amended at Paragraph (h) to read as follows:

          "1. Notwithstanding the provisions of Article XIII, at any time during the period of extension the number of vehicles required in an item may be increased or decreased and the schedules may be adjusted due to changes in pupil population, default or voluntary surrender of a contract or changes in policy or directives adopted by the Board of Education, the City of New York, the State Department, and/or the Financial Control Board; provided however, that in no event shall the total number of vehicles originally awarded to a contractor be reduced by more than forty percent (40%) of the total number of vehicles originally awarded. Compensation to the contractor shall be adjusted to the number of vehicles actually used in the performance of this Contract, and the Board of Education shall not be liable for payments for any vehicles eliminated to the extent provided above."

          2. "If the Director eliminates any vehicle(s) from the number originally awarded to the Contractor and later offers again a vehicle(s) of the same type(s) and geographical service area(s) due to any resumed need, the Contractor shall be entitled to restoration up to and including the number of vehicles of the same type(s) and geographical service area(s) originally awarded pursuant to the procedures specified above in Paragraph B.

          "The Director shall offer any 'additional' vehicle(s) first to the contractor with the lowest 'current' weighted average daily rate per vehicle in the relevant contractual item, pursuant to the procedures specified above in Paragraph B. Additional vehicles will be offered first to the Contractor will the lowest current

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          daily weighted average. The ranking will include both those Contractors who are under an extension agreement and those Contractors who are under the terms of Contracts for similar work. If all the contractors in a particular item refuse an offer of additional vehicles, the additional vehicles will then be offered to the contractors providing service under this extension in order of the lowest current daily rate in all items.

          "The term 'lowest weighted average daily rate per vehicle,' which is used to determine the order in which contractors are affected by both the decrease provisions of Paragraph A and the increase provisions of Paragraph B concerning both original vehicles and all additional vehicles, shall reflect the current rates paid by the Board of Education at the time of an offer.

          3. All vehicles awarded under this provision will be treated as additional not contract vehicles.

     (6) Pending Litigation. (a) The Contractor does hereby acknowledge that he/she is fully aware and apprised of pending litigation cases concerning cost justification which have been consolidated under the caption of, A.C. Transportation. Inc., et al., v. Board of Education of City of New York, et al., Index No. 30841/92 (S. Ct. New York County) (the "litigation"). Subject to the final judicial disposition or settlement of the litigation, the Contractor does hereby consent, agree and covenant that the daily rate(s) per vehicle to be paid by the BOE to the Contractor during the period of the 1995-2000 Extension and Amendment Agreement shall be the daily rate(s) per vehicle approved by the BOE Office of Auditor General and as first decreased and thereafter augmented each Extension Year pursuant to provisions contained herein (the "OAG Rate"), unless the Contractor shall make a written request to the Director to be paid the daily rate(s) per vehicle based on such rate(s) paid during the Tenth Extension Year (Second Extension Year in Contract Serial No. 9888), as augmented during the Eleventh and Twelfth Extension Years (Third and Fourth Extension Years in Contract Serial No. 9888), decreased during the Thirteenth Extension Year (Fifth Extension Year in Contract Serial No. 9888), and thereafter augmented during the Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No. 9888) pursuant to provisions contained herein (The "Contractor's Rate").

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          (b) To be effective, the Contractor's written request to be paid at a higher daily rate(s) per vehicle must state that the Contractor does consent, agree and covenant to be bound by the terms and conditions of any settlement(s) or final judicial disposition(s) in the litigation. To be effective, the Contractor's written request must also state that the Contractor shall provide collateral annually in a form and amount acceptable to the BOE Office of Auditor General sufficient to secure the difference(s) each Extension Year between the OAG Rate and the Contractor's Rate (the "Annual Rate Difference"), i.e., the difference(s) between the daily rate(s) per vehicle in fact paid during the Tenth Extension Year (Second Extension Year in Contract Serial No. 9888), as augmented during the Eleventh and Twelfth Extension Years (Third and Fourth Extension Years in Contract Serial No. 9888), decreased during the Thirteenth Extension Year (Fifth Extension Year in Contract Serial No. 9888), and augmented during the Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No. 9888) pursuant to provisions contained herein, and such daily rate(s) per vehicle, which has or shall have been determined to be appropriate by the BOE Office of Auditor General for the Eleventh and Twelfth Extension Years (Third and Fourth Extension Years in Contract Serial No. 9888), decreased during the Thirteenth Extension Year (Fifth Extension Year in Contract Serial No. 9888), and augmented during the Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No. 9888), pursuant to the provisions contained herein.

          (c) The BOE shall be required to surrender or release such collateral to the Contractor only on the following conditions: (i) upon the settlement(s) or final judicial disposition(s) of the said litigation cases and upon the Contractor's payment to the BOE of any amounts agreed or determined to be due and owing from the Contractor to the BOE; and, (ii) if and to the extent that a higher daily rate(s) per vehicle than that approved by BOE Office of Auditor General is sustained upon a final judicial disposition(s) of the lawsuits.

          (d) The following forms of collateral are deemed to be acceptable: (i) if the BOE withheld retainage as performance security from the Contractor during the Twelfth Extension Year (Fourth Extension Year in Contract Serial No. 9888) and the estimated cumulative performance security retainage amounts for the Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Fifth, Sixth, Seventh, Eighth and

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          Ninth Extension Years in Contract Serial No. 9888) are equal to or greater than the minimum collateral amounts estimated by the BOE Office of Auditor General for the Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Fifth, Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No. 9888), the Contractor may use such retainage for the Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Fifth, Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No.
          9888), as collateral, provided the Contractor furnishes a written agreement each year to the Director that such retainage shall be pledged as collateral against any rate reduction(s) and overpayment recovery by the BOE; (ii) if the Contractor's monthly service payments plus performance security retainage for the Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Fifth, Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No.
          9888), are equal to or greater than the minimum collateral amounts estimated by the BOE Office of Auditor General for the Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Extension Years (Fifth, Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No. 9888), the Contractor shall provide to the Director a written agreement to receive monthly service payments on or about the twenty-fifth (25th) day following each month of service with no surrender by the BOE of the Two Percent (2%) Prompt Payment Discount if payment shall be delayed by more than thirty (30) days after the BOE's receipt of each monthly invoice, as provided in Article V of the Contract; (iii) the Contractor shall provide a confirmed, irrevocable Letter of Credit from an acceptable financial institution for the benefit of the BOE, and/or renewed annually, in an amount minimally equal to the collateral deemed necessary by the BOE Office of the Auditor General; (iv) a surety payment bond on which the BOE shall appear as the insured, issued by an insurer licensed to do business in the State of New York, renewed annually in an amount minimally equal to the collateral deemed necessary by the BOE Office of Auditor General; (v) the Contractor shall furnish title vested in the BOE to a frozen bank account to be held by the BOE in escrow in an amount minimally equal to the collateral deemed necessary by the BOE Office of Auditor General; and/or, (vi) in the event that the Contractor does not elect one of the foregoing forms of collateral provided for in this subparagraph (d), the Contractor's daily rate(s) per vehicle shall be reduced to a level(s) approved by the BOE Office of Auditor General, the disputed difference(s) shall be held by the BOE in escrow for the Contractor in an interest bearing account maintained by the Comptroller of the City of New York pending the outcome of

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                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          the litigation, and such amount shall be payable to the Contractor in accordance with subparagraph (c) hereof.

          (e) If the Contractor elects under Article (G), Paragraph (6) (d) (vi) above to receive the reduced daily rate(s) per vehicle during the 1995-96 Extension Year, then the amount to be escrowed shall be the difference(s) between 98.5% of the higher daily rate(s) and 98.5% of the reduced daily rate(s), and the daily rate(s) per vehicle to be paid to the Contractor during the 1995-96 Extension Year shall be 98.5% of the reduced daily rate(s).

          (f) If the litigation is unresolved prior to June of the Thirteenth, Fourteenth, Fifteenth, Sixteenth or Seventeenth Extension Years (Fifth, Sixth, Seventh, Eighth and Ninth Extension Years in Contract Serial No. 9888), the BOE shall retain from the Contractor's monthly service payment(s) for June of each Extension Year any underpayment in collateral for the year then ended, as determined by the BOE Office of Auditor General. The BOE shall hold such retainage in escrow for the Contractor in an interest bearing account maintained by the Comptroller of the City of New York pending the outcome of the litigation.

     (H) GENERAL MISCELLANEOUS AMENDMENTS. Any express terms, conditions and specifications to the contrary notwithstanding, the Contract is hereby amended as follows:

          (1) Standardization of Contracts. The Contractor hereby acknowledges, consents, stipulates, agrees and covenants that contracts awarded under Serial Nos. 0065, 0075, 8107 and 9888, as well as such contracts that may be awarded in the future pursuant to competitive bids in the same or substantially similar terms and conditions all form an interwoven system for the provision of pupil transportation services as fully and completely as if they were awarded simultaneously, and, therefore, constitute one contract. This includes contracts which successor vendors obtain through assignments, mergers, acquisitions, management agency agreements or any other means. Therefore, any individual contractor with more than one contract will be deemed for all intents and purposes to possess one contract. Furthermore, any group of vendor entities subject to common ownership or control which holds more than one contract will be deemed for all intents and purposes to be one contractor with one contract. It is agreed that this provision shall not be used in any way to prejudice the position of any party relating to issues raised in the

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          Cost Justification Litigation described immediately above at Article
          (G) Paragraph (6).

          (2) Changes Affecting the Contractor. The Contractor agrees and covenants to provide written notice to the BOE on forms prescribed by the Director of each change affecting the following: partners, sole proprietors, management control, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or the organization of ownership of the contractor entity, i.e., the corporation, partnership or sole proprietorship. Changes in the contractor entity include, but are not limited to, the following: corporate or partner voting power; sale, transfer or other alienation of corporate, partnership or sole proprietorship assets; sale or transfer of corporate stock or partnership interest over five percent (5%); or, any other action which may affect the interests of the BOE as a party to this Contract.

          (3) Office of Pupil Transportation. All references in the Contract and any previous extension and amendment agreements to the "Bureau of Pupil Transportation" are hereby amended to read, "Office of Pupil Transportation."

          (4) School Bus Contractor's Manual of Procedures and Requirements. The Office of Pupil Transportation's School Bus Contractor's Manual of Procedures and Requirements (the "Contractor's Manual"), issued on June 1, 1982, is hereby incorporated by reference and made a part of this Contract as if the "Contractor's Manual" were set out herein in its entirety. Contractors and their employees, agents, successors, assigns, subcontractors, and subcontractor's employees must observe and comply fully with all rules, requirements and procedures as expressed in the "Contractor's Manual." The Director will have the right, power, authority and sole discretion to add, delete, revise, update, reissue or otherwise change any or all rules, procedures and/or requirements in the "Contractor's Manual" at any time without prior notice to any party. Any and all provisions of the Contract, including but not limited to the Article regarding Liquidated Damages, which refer to Pupil Transportation Handbook Nos. 1, 2 and/or 3 are hereby amended to refer solely to the "Contractor's Manual."

          (5) Standards of Professional Conduct and Performance. If the Director promulgates new standards of professional conduct and/or minimum levels of competency or performance for drivers and escorts, the Contractor must ensure that all affected employees are made fully aware of, and act in full compliance with, such new standards. In addition, the Contractor must certify in the manner prescribed by the Director that each and

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          every driver, escort and other affected employee has received written notification of such new standards.

          (6) Uniform Attire of Transportation Crews. Unnumbered Paragraph 9 of
          Article XVII entitled, "Vehicle Operator Standards," is hereby amended to add the following provisions: (a) on August 15th prior to the start of this Extension Year, the Contractor will submit one (1) complete sample each of the current or new uniforms to be worn by drivers; (b) within five (5) business days of the submittal, the Director will have sole discretion to approve or disapprove the Contractor's choice of uniform attire for any class of employees, i.e., this provision affects current choices of uniforms as well as prospective choices;
          (c) whereupon the Director disapproves any choice of uniform attire, the Contractor must replace at no expense to the BOE the affected uniform items with those acceptable to the Director; and, (d) the Contractor must submit for approval to the Director any proposed change(s) in any item(s) of uniform attire before such change(s) becomes effective.

          (7) Advertising on Vehicles. (a) The Contractor hereby agrees and warrants to cooperate fully and completely with the Board of Education regarding the placement of advertisements on the two (2) exterior sides of all standard size vehicles, including spare vehicles. The Contractor shall not be responsible for any costs, labor or other work associated with the installation, repair, maintenance, replacement and/or removal of advertisements or the repair and/or maintenance of school bus vehicles in relation thereto. In addition, the Contractor must not cause, incur or allow any costs, expenses or other liabilities on its own part concerning anything whatsoever directly or indirectly related to the placement, repair, maintenance and/or removal of advertisements on school bus vehicles or the repair or maintenance of school bus vehicles in connection with such advertisements, and the Contractor shall not demand, nor be entitled to, any compensation from the Board of Education for any such costs, expenses or other liabilities.

          (b) The Contractor shall allow the Board or the Board's agents, employees, contractors, subcontractors or other representatives to affix any and all such advertisements to the Contractor's vehicles by any means the Board selects including, but not limited to, metal and/or plastic frames and/or direct application, adhesive decals, provided that the BOE or its agent, contractor and/or subcontractor shall be responsible for the cost to restore the vehicle bodies with respect to any damage upon removal. The Contractor shall cooperate fully to provide access to all of its vehicles under

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          the Contract, including spare vehicles, at such times when they are not in use for Board transportation service including the early morning, midday and evening hours, as the Board or the Board's agents, employees, contractors, subcontractors or other representatives shall schedule with at least three (3) business days advance notice. Whereupon any advertisement or any component part thereof becomes damaged to any extent or destroyed, for any reason whatsoever, and/or whereupon any vehicle sustains damage or requires repairs or maintenance due to any advertisements or any component part thereof, the Contractor shall notify the Board or the Board's designated agents, employees, contractors, subcontractors or other representatives within twenty-four (24) hours by calling an "(800)" telephone number which the Board shall supply to the Contractor. If the Contractor is dissatisfied for any reason with any vehicle repairs or maintenance supplied by the Board or the Board's designated agents, employees, contractors, subcontractors or other representatives, the Contractor shall submit any such claim or dispute in writing to the Director of the Office of Pupil Transportation for resolution whose decision shall be final and binding upon the Contractor, except for administrative appeal to the Chancellor's Board of Review pursuant to
          Section 8.3 of the Board of Education's Bylaws.

          (c) The Contractor hereby consents, acknowledges and agrees that any and all revenues or other consideration derived from the placement of advertisements on the Contractor's vehicles shall be and remain forever the sole and exclusive property of the Board of Education and not the Contractor. The Contractor further agrees to follow in every respect any and all rules, regulations, requirements, specifications or procedures concerning school bus advertisements that the Board may, in its sole discretion, promulgate in the Board's "SCHOOL BUS CONTRACTOR'S MANUAL OF PROCEDURES AND REQUIREMENTS," as currently or hereafter updated, revised or otherwise changed.

          (8) Access to Premises. The Contractor and their employees, agents, successors, assigns, subcontractors and subcontractor's employees must grant to OPT inspectors, BOE administrative personnel, City of New York administrative personnel and State of New York administrative personnel full cooperation and access to all premises, vehicles, books and records for the purpose of vehicle and garage inspections and related functions as well as the review and audit of the Contractor's records to ascertain compliance with the Contract and/or any Federal, State, local and/or Board of Education laws, rules, regulations and/or by-laws.

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          (9) Unlawful or Unenforceable Provisions Void. Whereupon this Extension and Sixth Amendment Agreement is found to contain any unlawful or unenforceable provision(s) which is not essential to continued performance or which is not material to the intent and inducement of the parties, such provision(s) will be deemed of no effect and will, upon application of either party, be stricken from this document without thereafter affecting the binding force of the remainder of this Extension and Sixth Amendment Agreement.

          (10) Approval and Execution. This Extension and Sixth Amendment Agreement will not become binding or effective upon the Board of Education until the following series of events will have transpired:
          (a) approval as to form by the BOE Office of Legal Services; (b) authorization by a resolution duly adopted by a vote of the Board of Education which will be deemed to be incorporated herein; (c) execution on behalf of the Board of Education by the Chancellor or his/her designee; (d) approval by the New York State Commissioner of Education; (e) initial registration with Comptroller and re-registration with the Comptroller each year thereafter; and, (f) initial approval and subsequent annual re-approval by the New York State Financial Control Board pursuant to the New York State Emergency Act for the City of New York, the rules and regulations of said Board so require.

          (11) Implementation of the State Education Law. This Extension and Sixth Amendment Agreement is intended to implement the provisions of the New York State Education Law, Section 305, Subdivision 14 and the attendant regulations of the New York State Commissioner of Education. Whereupon there exist any inconsistency between the Board of Education and the State Education Department concerning this statutory provision, the attendant regulations of the Commissioner of Education and/or any formula(e) for reimbursement of funds, this Extension and First Amendment Agreement will be deemed amended automatically to conform to the interpretation of the State Education Department but only for the protection of the Board of Education's interests and only at the Board of Education's option.

          (12) The Comptroller will endorse hereon during the term of this Contract his/her certificates that there are appropriations or funds applicable thereto sufficient to pay the estimated expense to execute and operate this Contract during the respective fiscal periods.

          (13) As used herein, the singular will include the plural and vice versa.

          (14) All other provisions of the Contracts under Serial Nos. 0065, 0075 and 8107, as amended by the Contract Amendment Agreement of May 25, 1979, the 1983 Extension Agreement and

                    EXTENSION AND SIXTH AMENDMENT OF CONTRACT
               FOR REGULAR EDUCATION PUPIL TRANSPORTATION SERVICES

          First Amendment Agreement, the 1986 Extension Agreement and Second Amendment Agreement as amended further on June 24, 1986, and the 1989 Extension Agreement and Third Amendment Agreement and 1992 Extension and Fourth Amendment Agreement, except those provisions herein noted and revised, will remain in full force and effect.

          (15) All other provisions of the Contract under Serial No. 9888 as amended by the 1991 Extension Agreement and First Amendment and the 1994 Extension Agreement and Second Amendment as amended, except those provisions herein noted and revised, will remain in full force and effect.

          (16) The Contractor does hereby consent and agree to cooperate with the BOE concerning the elimination of the Contractor's payment of Federal, State and local sales, excise and use taxes on purchases, leases and other transfers which the Contractor makes, effects, causes or allows in the performance of the Contract. The particular rules and procedures concerning the elimination of such taxes shall be promulgated in the Board's "SCHOOL BUS CONTRACTOR'S MANUAL OF PROCEDURES AND REQUIREMENTS," a draft copy of which shall be circulated to the contractors for comment before final promulgation. Such rules and procedures may include, but are not necessarily limited to, the following: (A) the Contractor's use of the Board's tax exempt status when making, effecting, causing or allowing purchases, leases and other transfers in the performance of the Contract (the Board shall furnish the Contractor with appropriate forms and procedures), provided that the Contractor shall remain the purchaser or lessee of its vehicles, goods, commodities, supplies, equipment and so forth; and, (B) the Contractor's cooperation through the production of documentary evidence, as specified by the Board, with any and all attempts by the Board to seek and obtain refunds of any and all Federal, State and local excise, sales and use taxes which the Contractor has paid during the applicable statutory period of limitation for goods, fuel, commodities, services, leases, etc. in the performance of the Contract. Whereupon the Board requires the Contractor to produce documentary evidence in the course of any attempt by the Board to seek and obtain such refunds of taxes, the Board shall pay the Contractor, as consideration for such cooperation, twenty percent (20%) of any refund amount attributable to the Contractor's purchases, leases and other transfers, but only when and after such refund amounts are actually received by the Board.

IN WITNESS WHEREOF the parties have executed this Extension Agreement and Sixth Amendment Agreement in septuplicate the year and day below written.


For the Board                                For the Contractor


/s/ [ILLEGIBLE] for the                      AMBOY BUS COMPANY
-----------------------                      ----------------------------------
Chancellor                                   (Print full name above)


                                             46-81 METROPOLITAN AVENUE
                                             ----------------------------------

                                             RIDGEWOOD, NEW YORK  11385
                                             ----------------------------------
                                                 (Print address above)


/s/ Michael P. Comeys                        BY: /s/ [ILLEGIBLE]
-----------------------                      ----------------------------------
Approved as to Form                          Sign in ink above - Print
                                              name and title below)


                                             /s/ Michael Gatto
                                             ----------------------------------
                                             Sec Treas
                                             ----------------------------------
/s/ Michael P. Comeys
------------------------
NOTICE OF LEGAL SERVICES

DATED: January 2, 1996
                                             Subscribed and sworn to me this 3
                                             day of January, 1996


                                             /s/ Marilyn C. Wise
                                             -----------------------------------
                                                 Notary Public

                                             MARILYN C. WISE
                                             Notary Public; State of New York
                                             No. 41-4836893
                                             Qualified in Queens County
                                             Commission Expires  10/31/97

This Extension Agreement pertains to the following Bid Serial Number(s), Item(s) and number of contract vehicles originally awarded per Item.

                                                           Number of Contract
Bid Serial Number(s)               Item                    Vehicles
--------------------               ----                    ------------------
      006503                       WBK-19-23                    6
      007501                       WBK-20                      17
      988842                       WBK-21                      73
      988842                       WM-l-C                      59
      988818                       WO-25-B                     36
      988842                       WO-26                       47
      006502                       WO-27-B                     16
      988818                       WO-29                       38

                                   APPENDIX A

For Contracts under Serial No. 9888 only where the Contractor meets conditions of eligibility, any allowable cost increases accrued during the period from the Second Extension Year through the Third Extension Year may be carried forward "below-the-line" to supplement those cost increases which are used to justify an augmentation of the daily rate per vehicle for the Fifth Extension Year and any subsequent extension years. To be eligible to carry forward such cost increases, the Contractor must provide annually a cost increase comparison between the Second and Third Extension Years which identifies all items of cost increase and, separately, the percentage of cost increase, if any, to be carried forward and applied to a given subsequent base year. For purposes of this subparagraph, the term "base year" is defined as the year immediately preceding the given subsequent extension year to which the cost increases from the Second to Third Extension Years are to be applied. The BOE Auditor General may prescribe additional eligibility conditions as deemed appropriate in his/her sole discretion. The term "below-the-line" is defined to mean that cost increases from the period of the Second to Third Extension Years, which are carried forward, are deemed as allocated to the period of accrual i.e., the Second and Third Extension Years, and not to the subsequent extension year(s) to which they are carried forward and applied both supplementally and "below-the-line" as prior cost increases that have not yet been absorbed by the lesser of an annual Consumer Price Index increment or a fixed annual rate augmentation cap. Once a cost increase item has been carried forward and applied "below-the-line" to a given base year, it may not be used again in any base year.


                                       (i)

                                   APPENDIX B

For all Contracts under Serial Nos. 0065, 0075, 8107 and 9888 where the Contractor meets conditions of eligibility, any allowable cost increases accrued during the period of the Eleventh to Thirteenth Extension Years (Third to Fifth Extension Years for Contract Serial No. 9888) may be carried forward "below-the-line" to supplement those cost increases which are used to justify the augmentations of the daily rates per vehicle for the Fifteenth and Sixteenth Extension Years (Seventh and Eighth Extension Years for Contract Serial No.
9888). In addition, where the Contractor meets conditions of eligibility, any allowable cost increases accrued during the period of the Fourteenth to Fifteenth Extension Years (Sixth to Seventh Extension Years for Contract Serial No. 9888) may be carried forward "below-the-line" to supplement those cost increases which are used to justify an augmentation of the daily rates per vehicle for the Sixteenth Extension Year (Eighth Extension Year for Contract Serial No. 9888). To be eligible to carry forward such cost increases, the Contractor must provide annually a cost comparison between the Eleventh and Thirteenth Extension Years (Third and Fifth Extension Years for Contract Serial No. 9888) and the Fourteenth and Fifteenth Extension Years (Sixth and Seventh Extension Years for Contract Serial No. 9888) (when appropriate for each contract serial number, respectively) that identifies all items of cost increase and, separately, the percentage of cost increase, if any, to be carried forward and applied to a given subsequent base year. For purposes of this subparagraph, the term "base year" is defined as the year immediately preceding the given subsequent extension year to which the cost increases from the Eleventh to Thirteenth and/or the Fourteenth to Fifteenth Extension Years (Third to Fifth and Sixth to Seventh Extension Years for Contract Serial No. 9888) are to be applied. The BOE Auditor General may prescribe additional eligibility conditions as deemed appropriate in his/her sole discretion. The term "below-the-line" is defined to mean that cost increases from the periods of the Eleventh to Thirteenth and Fourteenth to Fifteenth Extension Years (Third to Fifth and Sixth to Seventh Extension Years for Contract Serial No. 9888), which are carried forward, are deemed as allocated to the period of accrual, i.e., the Eleventh to Thirteenth and Fourteenth to Fifteenth Extension Years (Third to Fifth and Sixth to Seventh Extension Years for Contract Serial No. 9888), respectively, and not to the subsequent extension year(s) to which they are carried forward and applied both supplementally and "below-the-line" as prior cost increases that have not as yet been absorbed by the lesser of an annual Consumer Price Index increment or a fixed annual rate augmentation cap. Once a cost increase item accrued during the Eleventh to Thirteenth and/or Fourteenth to Fifteenth Extension Years (Third to Fifth and Sixth to Seventh Extension Years for Contract Serial No. 9888) has been carried forward and applied "below-the-line" to a given base year, it may not be used again in any later base year.


                                       (i)

                                   APPENDIX C

(1) Eligibility for Discount Suspension. For contracts under Serial Nos. 0065, 0075 and 8107 to be eligible for a suspension of the two percent (2%) prompt payment discount, to which the BOE is otherwise entitled under the provisions of the Contract, the Contractor must demonstrate in an annual "Vehicle Insurance Rate Increase Claim Statement" that increases of insurance premium rates have created unreasonable financial burdens. Each annual "Vehicle Insurance Rate Increase Claim Statement" will be subject to approval at the sole discretion of the Director, in consultation with the BOE Office of Auditor General. Eligibility for a suspension of the two percent (2%) prompt payment discount also rests on the Contractor's showing that the insurance premiums, which reflect annual increases are sufficient to provide minimum levels of coverage required pursuant to the BOE Resolution of September 6, 1985, as amended, and the Contract, as amended. The extent of the discount suspension, if any, is governed by the provisions herein below.

(2) The term "Vehicle Insurance Rate Increase Claim Statement" is defined as a written accountant's review report prepared by an independent Certified Public Accountant ("CPA") or Public Accountant ("PA") licensed by the State of New York. Each such review report must state (a) that a review was performed in accordance with the standards of the American Institute of Certified Public Accountants ("AICPA"), (b) that the information and data contained in the "Vehicle Insurance Rate Increase Claim Statement" are the representations of the Contractors management and (c) that it describes the nature of the review as distinct from an audit. Each such review report must furnish at least the limited assurance that, based upon the review, the CPA/PA is not aware of any material modifications that should be made to the "Vehicle Insurance Rate Increase Claim Statement" in order for it to conform to the AICPA's generally accepted accounting principles. Contractor's who have not had a CPA audited report performed for tax, securities or other operation-wide purpose within two
(2) years of the commencement date of this Extension and Amendment Agreement must submit a certified and audited "Vehicle Insurance Rate Increase Claim Statement" prepared by an independent CPA for the 1995-96 Extension Year. Furthermore, the CPA or PA who prepares each "Vehicle Insurance Rate Increase Claim Statement" and each review report must state that he/she has studied the cost justification manual supplied by the BOE and has applied the standards contained therein for the development of the "Vehicle Insurance Rate Increase Claim Statement." Still further, the CPA or PA must have no interest in this Contract, the Contractor or any of the Contractor's parent, subsidiary or other affiliated entities and must so certify in writing. The "Vehicle Insurance Rate Increase Claim Statement" shall utilize form prescribed by the Director as approved by the State Education Department.


                                       (i)

(3) Documentation of Vehicle Insurance Rate Increases. The Contractor must submit a copy of the full insurance policy and a copy of all invoices from the insurance carrier(s) noting the full amount of premiums which are the subject of any claims. During the 1995-96 and 1996-97 Extension Years, the base year for the vehicle insurance calculation is January 1, 1991, through December 31, 1991. During the 1997-98, 1998-99 and 1999-2000 Extension Years, the base year for the vehicle insurance calculation is January 1, 1994 through December 31, 1994.

     (a) During the Extension Year from July 1, 1995 through June 30, 1996, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1995 through December 31, 1995 and the amount of such coverage for the period from January 1, 1991 through December 31, 1991. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year, as adjusted by the annual percentages of increase provided above in Paragraph (B) of this Extension Agreement, and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the Contract. To the extent that the difference is between zero percent (0%) to two percent (2%), there shall be a proportionate reduction in the suspension of the discount.

     (b) During the Extension Year from July 1, 1996 through June 30, 1997, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1996 through December 31, 1996 and the amount of such coverage for the period from January 1, 1991 through December 31, 1991. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year, as adjusted by the annual percentages of increase provided above in Paragraph (B) of this Extension Agreement, and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the Contract. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

     (c) During the Extension Year from July 1, 1997 through June 30, 1998, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1997 through December 31, 1997 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase


                                      (ii)
     provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

     (d) During the Extension Year from July 1, 1998 through June 30, 1999, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1998 through December 31, 1998 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

     (e) During the Extension Year from July 1, 1999 through June 30, 2000, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1999 through December 31, 1999 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%) there will be a proportionate reduction in the suspension of the discount.


                                      (iii)